Exhibit 99.1
Dated this September 19, 2006
Between
SUN NEW MEDIA, INC
And
Thomas A. Schuler
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SERVICE AGREEMENT
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THIS AGREEMENT is made the 19th, September, 2006,
BETWEEN
1.	SUN NEW MEDIA, INC, a company incorporated and existing under the laws of the State of Minnesota, the United States of America, and having its registered office at P.O. Box 297, 1142 South Diamond Bar Boulevard, Diamond Bar, California 91765 (the “Company”);
AND
2.	Thomas A. Schuler, an individual, residing at 7402 Fox Hollow Ridge, Zionsville, Indiana 46077 (sometimes hereinafter referred to as the “Employee”).
     NOW IT IS AGREED as follows:
1.	INTERPRETATION
(a)	The term “associated company” as used in this Agreement means a company in which at least 20% but not more than 50% of its shares are held by the Company, and/or its related corporations

(b)	“Board” means the Board of Directors of the Company, and includes any committee of the Board duly appointed by it.

(c)	“CEO” means the Chief Executive Officer of the Company.

(d)	“CFO” means the Employee serving as the Chief Financial Officer of the Company.

(e)	“Commencement Date” means September 19, 2006.

(f)	“Company Benefits” means the benefits set forth on Schedule 1 attached hereto.

(g)	“Group” or “Group of Companies” means the Company, its related corporations, and associated companies at the relevant time and “Group Company” means each or any of the Group Companies.

(h)	“Shares” means the shares of the Common Stock, par value US$0.01, of the Company.

(i)	“US$” means the lawful currency of the United States of America, payable to the Employee in the United States of America.

(j)	The headings to the Clauses herein shall not be taken into consideration in the interpretation or construction thereof of this Agreement.

(k)	Unless the context otherwise requires words importing the singular number includes the plural number and vice versa and words importing the masculine gender shall include the feminine and neuter genders.
2.	APPOINTMENT AND DURATION
(a)	The Company hereby employs and appoints the Employee as the CFO of the Company, and the Employee agrees to serve as the CFO under the CEO. CFO shall be based in vicinity of Indianapolis, Indiana; however, it is expected that CFO’s duties hereunder will require him to spend considerable time in New York, New York (“New York”), and at the Group Companies’ operations in Asia.

(b)	The employment and appointment shall commence on the Commencement Date and shall continue (subject to earlier termination as provided in this Agreement) for an initial period of one (1) year from the Commencement Date (the “Initial Term”).

(c)	After the Initial Term, the employment and appointment of the CFO shall be automatically extended for further terms of one (1) year at a time, unless terminated by the either party giving the other notice in writing of such intended termination, no less than six (6) months prior to the expiry of each term of the employment and appointment. During the said six (6) months prior to expiry, Employee shall receive the remuneration set forth in Clause 4 of this Agreement

(d)	Save as in Clause 2(c) above, unless mutually agreed, neither party may terminate this Agreement without the consent of the other.
3.	DUTIES OF THE CFO
(a)	Subject to such instructions and directions as may from time to time be given to him by the CEO, the CFO shall use all proper means in his power to advise, promote, improve, develop, extend and maintain the Group’s business and to protect and further the reputation, business, interests and success of the Group.

(b)	During the employment and appointment hereunder the CFO shall:
i.	undertake such duties and exercise such powers in relation to the Group Companies and its business as the CEO and/or the Board shall from time to time assign to or vest in him;

ii.	in the discharge of such duties and in the exercise of such powers, observe and comply with all resolutions, regulations and directions from time to time made or given by the CEO or the Board;

iii.	unless prevented by ill health or accident, devote so much of his time and attention and ability as is reasonable for the discharge of his duties hereunder;

iv.	in pursuance of his duties hereunder perform such services for any Group Company and accept such offices in such Group Company as the CEO and/or Board may from time to time reasonably require; and

v.	not without the prior written consent of the Board during the period of his appointment with the Company engage or be interested either directly or indirectly in any capacity in any trade or business or occupation whatsoever that is in material conflict with the material interest of the Company.
4.	REMUNERATION
(a)	During his employment and appointment the Company shall pay to the CFO:
i.	a basic salary at the rate of Two Hundred Forty Thousand and No/100 Dollars (US$240,000.00) per annum, payable in equal monthly instalments in arrears on the last working day of every month, the first of such payment commencing on [September 30] 2006.

ii.	as an inducement to the CFO to enter into this Agreement, the Company shall issue, transfer and convey to the CFO the following:
(A)	Twenty Thousand (20,000) Shares (which Shares are registered and carry no restrictions on transfer; and

(B)	An option to purchase One Million two hundred thousand (1,200,000) Shares (which Shares will be registered and carry no restrictions on transfer), the exercise price of which shall be equal to the fair market value of the Shares on the date of grant (the date of this agreement), vesting as follows:

(1)	Fifty percent (50%) on October 1, 2006; Twenty-five percent (25%) on October 1, 2007; and the remainder on October 1, 2008.

(2)	The vested portion of the option shall be exercisable for a period of ten (10) years after the date of the option is granted, regardless of Employee’s employment status with the Company or the Employee’s death.

(3)	In the event of Employee’s death while employed by the Company, or in the event Employee’s employment with the Company is terminated without cause, the then remaining unvested portion of the option shall immediately vest.
(b)	In addition, the CFO shall be entitled to performance-based bonus cash bonuses at the discretion of the CEO and the Board of Directors.

(c)	the CFO shall have twenty (20) days of paid leave/vacation for each year of service, or pro rata thereof.

(d)	The CFO is entitled to participate and receive the additional bonuses and incentive compensation of an executive bonus compensation plan (to be developed and implemented).

(e)	Further, the CFO shall receive and be entitled to participate fully in the Company Benefits.

(f)	The Company shall reimburse to the CFO all travelling, lodging, hotel, entertainment and other expenses reasonably incurred by him in the reasonable performance of his duties hereunder (including the reasonable expenses of travel to and return from New York) upon the CFO providing the Board with such vouchers or other evidence of actual payment of such expenses as the Board shall have determined and advised the CFO prior to the incurrence of such expenses.

(g)	The Company shall provide reasonable lodging accommodations for the CFO in New York to facilitate the efficient discharge of his duties to be accomplished in that locale.

(h)	The Board may in its absolute discretion, in addition to the payments referred to in sub-Clauses (a) through (f) of this Clause, make such other payments, allowances or benefits to the CFO.
5.	CONFLICT OF INTEREST

(a)	During this Agreement, and save as already disclosed to the Board, the CFO shall not (except as a representative or nominee of any Group Company or otherwise with the prior consent in writing of the Board) be in a material respect, directly or indirectly engaged, concerned or interested in any business which:
i.	is wholly or partly in material competition with any business carried on by any Group Company by itself or themselves or in partnership, common ownership or as a joint venture with any third party; or

ii.	as regards any goods or services, is a supplier to or customer of any of the Group and its subsidiaries and associate companies.
6.	CONFIDENTIALITY
(a)	The CFO shall not except as authorised or required by his duties, or as required by law, reveal to any person, firm or company any of the trade secrets, secret or confidential operations, processes or dealings or confidential information of any Group Company or any information concerning the organisation, business, finances, transactions or affairs of any Group Company which may come to his knowledge during his appointment hereunder and shall keep with complete secrecy all confidential information entrusted to him and shall not use or attempt to use any such information in any manner which may injure or cause loss either directly or indirectly to any Group Company or its business or may be likely so to do. This restriction shall continue to apply after the termination of this agreement without limit in point of time but shall cease to apply to information or knowledge, which may come into the public domain. Notwithstanding anything to the contrary in this Agreement, the CFO may retain a copy of such notes or memoranda, provided that such notes or memoranda are maintained by the CFO in confidence for his personal reference.

(b)	The CFO shall not during the continuance of this Agreement make otherwise than for the benefit of any Group Company any notes or memoranda relating to any matter within the scope of the business of any Group Company or concerning any confidential information of any Group Company or any of its dealings or affairs nor shall the CFO either during the continuance of this Agreement otherwise than for the benefit of any Group Company it being the intention of the parties hereto that all such notes or memoranda made by the CFO and confidential information shall be the property of the Company or such other Group Company and upon the termination of the CFO’s appointment hereunder, the CFO shall return the said notes, memoranda and confidential information or provide evidence of its destruction to the satisfaction of the Company or such other Group Company.
7.	DISCOVERY/INVENTIONS
(a)	Any discovery or invention or secret process of improvement in procedure made or discovered by the CFO while in the service of the Company in connection with or in any way affecting or relating to the business of any Group Company or capable of being used or adapted for use therein or in connection therewith shall forthwith be disclosed to the Company and shall belong to and be the absolute property of the Company or such other Group Company as the Company may nominate for the purpose.

(b)	The CFO if and whenever required so to do (whether during or after the termination of his appointment), shall at the expense of the Company or its nominee apply or join in applying for letters patent or other similar protection in the People’s Republic of China or any other part of the world for any such discovery, invention, process or improvement as aforesaid and execute all instruments and do all things necessary for vesting the said letters patent or other similar protections when obtained and all right and title to and interest in the same in the Company and/or its nominee absolutely and as sole beneficial owner or in such other person as the Company may require.
8.	TERMINATION
(a)	This Agreement shall automatically terminate without any notice or payment in lieu of notice if:
i.	the CFO becomes prohibited by federal or state law of the United States of America from being or ceases to be an officer of the Company for any reason whatsoever; or

ii.	the CFO is convicted of any criminal offence (save an offence under road traffic legislation for which he is not sentenced to any term of immediate or suspended imprisonment) and sentenced to any term of immediate or suspended imprisonment.
Upon such termination the CFO shall not be entitled to claim any compensation or damage for or in respect or by reason of such termination.
(b)	At any time during his appointment, the Company may terminate the CFO’s appointment forthwith without any notice or payment in lieu of notice if the CFO, in the reasonable opinion of the Board , shall:

i.	breach any of the material provisions of this Agreement; or

ii.	commit any act of criminal breach of trust or dishonesty; or

iii.	become bankrupt or make any arrangement or composition with his creditors generally.
Upon such termination the CFO shall not be entitled to claim any compensation or damages for or in respect or by reason of such termination.
(c)	The Company without prejudice to any remedy which it may have against the CFO for the breach or non-performance of any of the provisions of this agreement may by notice to the CFO under Clause 2(c) of this Agreement terminate this Agreement if:
i.	he commits any act that is reported in general or trade press or otherwise achieves general notoriety which involves conduct that is likely to be regarded as illegal, immoral or scandalous and which, in the reasonable opinion of the Board, is likely to discredit the CFO to a degree which materially reduces the value of his services to the Company, or is likely to materially discredit the Company through association with the CFO; or

ii.	he is in the reasonable opinion of the Board incompetent in the performance of his duties.
(d)	Upon the termination of his appointment hereunder for whatsoever reason the CFO shall:
i.	at the request of the Company resign from office as CFO of the Company and from all offices held by him in any other Group Company and from all other appointments or offices which he holds as nominee or representative of any Group Company, and if he should fail to do so within seven (7) days the Company is hereby irrevocably authorised to appoint some person in his name and on his behalf to sign any documents or do any things necessary or requisite to give effect to these.

ii.	deliver up to the Board all correspondences, drawings, documents and other papers and all other property belonging to any Group Company which may be in the CFO’s possession or under his control (including such as may have been made or prepared by or have come into the possession or under the control of the CFO) and relating in any way to the business or affairs of any Group Company or of any agent, correspondent or customer of any Group

Company and the CFO shall not without the written consent of the Board, which consent will not be unreasonably withheld, retain any copies thereof; and
iii.	if so requested send to a duly appointed officer of the Board a signed statement confirming that he has complied with sub-Clause (ii) hereof.
9.	NON-COMPETITION
(a)	The CFO hereby agrees with the Company that he shall not during his appointment hereunder and within a period of twelve (12) months upon his ceasing to be CFO of the Company directly or indirectly, except with the Company’s prior written consent:
i.	either on his own account or for any other person directly or indirectly solicit, interfere with or endeavour to entice away from any Group Company any person who to his knowledge is now a client, customer or employee of, or in the habit of dealing with, any Group Company;

ii.	save for his current interests, either alone, jointly with or as a manager, agent for or employee of any person, directly or indirectly carry on or be engaged or concerned or interested in any business similar to any business carried on by any Group Company at the date hereof (the “Relevant Business”);

iii.	act as a director or otherwise of any other person, firm or company engaging directly or indirectly in the Relevant Business which is in direct and material competition with the business of any Group Company;

iv.	use the name “Sun New Media” or any colourable imitation thereof in connection with any business; and

v.	use any trade mark of any Group Company in connection with any business.
(b)	The CFO hereby agrees with the Company that he shall not during his employment hereunder and upon his ceasing to be CFO of the Company directly or indirectly, except with the Company’s written consent disclose to any person, or himself use for any purpose, and shall use his best endeavours to prevent the publication or disclosure of, information concerning the business, accounts or finances of any Group Company or any of its clients’ or customers’ transactions or affairs, which may, or may have, come to his knowledge.

(c)	In the event that any of the covenants in sub-Clause (a) is held by a tribunal of competent jurisdiction to be void as being in unreasonable restraint of trade, the CFO shall not directly or indirectly at any time after the termination date for a term of twelve (12) months undertake any of the above activities described in sub-Clause (a) of this Clause with the intent that the provisions for and reference to herein of the alternative periods shall be construed and/or be deemed as a number of separate covenants and independent of each other and capable of severance without altering the meaning of the words being severed not forming a part of the main purport and substance of the covenants.

(d)	Since the CFO may also obtain in the course of his appointment by reason or services rendered for any related corporation of the Company knowledge of the trade secrets or other confidential information of such related corporation the CFO hereby agrees that he shall at the request and cost of the Company enter into a direct agreement or undertaking with such related corporation whereby he shall accept restrictions corresponding to the restrictions herein contained (or such of them as may be appropriate in the circumstances) in relation to such business and such area and for such period as such related corporations may reasonably require for the protection of its legitimate interests.

(e)	The CFO acknowledges that the restrictions contained in this Clause are reasonable and that substantial damage may be caused to the Company, in the event of any violation of any of the provisions of this Clause by him.
10.	CONTINUING EFFECT
(a)	The expiration or termination of this agreement howsoever arising shall not operate to affect such of the provisions hereof as are expressed to operate or have effect thereafter and shall be without prejudice to any other accrued rights or remedies of the parties.
11.	AGREEMENT PREVAILS
(a)	This Agreement supersedes all previous agreements and arrangements relating to the appointment and/or employment of the CFO by the Company (which shall be deemed to have been terminated by mutual consent).
12.	NOTICES
(a)	Notices may be given by either party in writing by letter or telefax message addressed to the other party at, in the case of the Company, its registered office for the time being and in the case of the CFO his last known address and any such notice given in writing shall be deemed to have been effected at the time at which the letter or telefax message would be delivered in the ordinary course of post or transmission as the case may be.
13.	PARTIAL INVALIDITY
(a)	In case any provision in this Agreement shall be, or at any time shall become invalid, illegal or unenforceable in any respect under any law, such invalidity, illegality or unenforceability shall not in any way affect or impair any other provisions of this Agreement but this Agreement shall be construed as if such invalid or illegal or unenforceable provision had never been contained herein or therein.
14.	LEGAL COSTS
(a)	All costs and expenses including but not limited to the legal fees incurred in connection with the preparation of this Agreement shall be payable by the Company.
15.	GOVERNING LAW
(a)	This Agreement shall be govern by the laws of the United States of America and the state of Indiana, and each of the parties hereto submits to the exclusive jurisdiction of the federal district or state courts of the state of Indiana.
IN WITNESS WHEREOF the parties have set their respective hands on the day and year first abovementioned.

SUN NEW MEDIA, INC.

By:	/s/ Bruno Wu

Its:	Chairman of the Board of Directors

/s/ Thomas A. Schuler

Thomas A. Schuler

Schedule 1
of Service Agreement by and between
Sun New Media, Inc., and Thomas A. Schuler
Company Benefits
Retirement Savings Plan (401(k) plan) – providing a mechanism for employee and employer contributions for retirement savings on a pre-tax basis (to be developed and implemented).
Health Benefit Plan – providing insured health coverage by a reputable health insurance provider in the United States of America, for the employee, his spouse and dependents, the cost of which is paid by the employer.
Executive Life Insurance Plan – providing term insurance coverage on the life of the employee for a death benefit amount of not less than $500,000 (to be developed and implemented).